SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 10, 2016

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2016, the Board of Directors of Alliance Data Systems Corporation (the "Company") voted to expand the size of the Board to nine directors and appointed Timothy J. Theriault as a director and member of the Audit Committee, both effective as of October 10, 2016.

Mr. Theriault has served as an advisor to the chief executive officer of Walgreens Boots Alliance, Inc. since June 2015. Prior to his current position, he served as executive vice president and global chief information officer of Walgreen Boots Alliance, Inc. from July 2014 to June 2015. He served in leadership positions at Walgreen Co. as senior vice president and chief information, innovation and improvement officer from July 2012 to July 2014 and as senior vice president and chief information officer from October 2009 to July 2012. Prior to that, Mr. Theriault was employed by Northern Trust Corporation from 1991 to 2009, where he served as president of corporate and institutional services from January 2006 to October 2009, as president of worldwide operations and technology from February 2002 to January 2006, as executive vice president and chief technology officer from February 1996 to February 2002 and as senior vice president of applications development from May 1991 to February 1996. Mr. Theriault served as director of end user computing and advanced technologies for S. C. Johnson & Son, Inc., from October 1989 to May 1991. He held various positions with increasing responsibility for Northern Trust Corporation from July 1982 to October 1989. He currently serves as a director of Vitamin Shoppe, Inc. Mr. Theriault will be compensated for his Board service in accordance with the director compensation plan and stock ownership guidelines previously approved by the Board for non-employee directors.

There are no related party transactions between the Company and Mr. Theriault that would require disclosure under Item 404(a) of Regulation S-K.

Based on the director independence listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines, the Board affirmatively determined that Mr. Theriault is independent.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: October 12, 2016	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer